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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) NOVEMBER 17, 2000
                                                        -----------------



                                 MED/WASTE, INC.
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             (Exact name of registrant as specified in its charter)


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
                  DELAWARE                                0-22294                         65-0297759
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(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)

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             6175 NW 153RD STREET, SUITE 324, MIAMI LAKES, FL 33014
             ------------------------------------------------------
              (Address of principal executive office and Zip Code)

 Registrant's telephone number, including area code:     (305) 819-8877
                                                     -------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                Page 1 of 3 Pages
                             Exhibit Index on Page 3

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Item 4.        Changes in Registrant's Certifying Accountant.

         (a)(1) On November 16, 2000, Med/Waste, Inc. (the "Company") dismissed BDO Seidman, LLP as its independent certified public accountant.

                  (i) The Company's Consolidated Financial Statements for the years ended December 31, 1999 and 1998 were prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. BDO Seidman's reports on the Company's Consolidated Financial Statements for the years ended December 31, 1999 and 1998 included a statement regarding the uncertainties involved in this regard. Management agrees with BDO Seidman regarding the seriousness of such uncertainties and the necessity to properly disclose them. Such reports were not qualified as to audit scope, or accounting principles.

                  (ii) The decision to change accountants was recommended and approved by the Company's Audit Committee of the Board of Directors on November 15, 2000.

                  (iii) There were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         (a)(2) On November 16, 2000, the Company engaged Kane, Hoffman & Danner, P. A. as its independent certified public accountants to audit the Company's Consolidated Financial Statements for the year ended December 31, 2000.

         (a)(3) The Company has provided BDO Seidman with a copy of the disclosures contained in this Form 8-K concurrent with the date of filing the Form 8-K with the Securities and Exchange Commission ("SEC"). The Company has requested BDO Seidman furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The Company shall file the letter as an exhibit to an amendment to this Form 8-K as soon as it receives such letter, but in no event no later than two (2) business days of receipt of same.

Item 7.        Financial Statements and Exhibits:

               Exhibits:

               (16) Letter from BDO Seidman, LLP regarding change in certifying accountants.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MED/WASTE, INC., a Delaware corporation



DATE:   NOVEMBER 20, 2000          By:            /s/George Mas
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                                                    GEORGE MAS,
                                       Vice President/Chief Financial Officer


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